SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

___________

FORM 8‑K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  March 15, 2010

Plug Power Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000‑27527	22‑3672377
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number

968 Albany Shaker Road, Latham, New York  12110

(Address of principal executive offices)

                              (518) 782‑7700

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the fling obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

[   ]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]       Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

[   ]       Pre‑commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

[   ]       Pre‑commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Item 2.02        Results of Operations and Financial Condition

            On March 15, 2010, Plug Power Inc. (the “Company”) held its earnings conference call for the quarter ended December 31, 2009.  The full text of the transcript of the conference call is furnished with this Current Report on Form 8-K as Exhibit 99.1.

Forward Looking Statements

This transcript attached to this Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including but not limited to statements regarding the number of GenDrive and GenSys units the Company expects to ship in 2010 through 2012, the Company’s projected revenues for 2010 through 2012, and the Company’s expectations for achieving profitability and positive cash flow in 2012.  The Company believes that it is important to communicate its future expectations to its investors. However, there may be events in the future that the Company is not able to accurately predict or control and that may cause its actual results to differ materially from the expectations the Company describes in its forward-looking statements, including, without limitation, the Company’s ability to reduce product and manufacturing costs; its ability to improve system reliability for both GenDrive and GenSys; its ability to successfully expand its product lines; the risk that unit orders will not ship, be installed and/or convert to revenue, in whole or in part; the Company’s ability to develop commercially viable products; the cost and timing of developing the Company’s products and its ability to raise the necessary capital to fund such development costs; market acceptance of the Company’s GenDrive and GenSys systems; the Company’s ability to manufacture products on a large-scale commercial basis; competitive factors, such as price competition and competition from other traditional and alternative energy companies; the cost and availability of components and parts for the Company’s products; the Company’s ability to establish and maintain relationships with third parties with respect to product development, manufacturing, distribution and servicing and the supply of key product components; the cost and availability of fuel and fueling infrastructures for the Company products; the Company’s ability to protect its intellectual property; the cost of complying with current and future governmental regulations; the impact of deregulation and restructuring of the electric utility industry on demand for Plug Power's energy products; and other risks and uncertainties discussed under "Item IA-Risk Factors" in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2008, filed with the Securities and Exchange Commission ("SEC") on March 16, 2009, and the reports the Company files from time to time with the SEC. The Company does not intend to and undertakes no duty to update the information contained in the attached transcript.

Item 9.01        Exhibits

(d)        Exhibits.

99.1     Transcript of the Company’s fourth quarter earnings conference call, presented on March 15, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

PLUG POWER INC. By: /s/ Andrew Marsh Name: Andrew Marsh Title Chief Executive Officer
Date: March 16, 2010

EXHIBIT INDEX

Exhibit No.                   Description

99.1                             Transcript of the Company’s fourth quarter earnings conference call, presented on March 15, 2010.